T. Rowe Price Retirement Income Fund–Advisor Class

Supplement to Prospectus and Summary Prospectus Dated October 1, 2014

Effective December 29, 2014, the T. Rowe Price Retirement Income Fund–Advisor Class has changed its name to the T. Rowe Price Retirement Balanced Fund–Advisor Class.

All references to the Retirement Income Fund are hereby replaced by reference to the Retirement Balanced Fund.

The date of this supplement is December 29, 2014.

E254-041 12/29/14